UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2013

EnerNOC, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33471	87-0698303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Marina Park Drive, Suite 400, Boston, Massachusetts	02210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 224-9900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 2, 2013, EnerNOC, Inc. (the “Company”) entered into a First Amendment to Credit Agreement (the “Credit Agreement Amendment”) to its $70 million senior secured revolving credit facility with the several lenders from time to time party thereto and Silicon Valley Bank, as administrative agent, swingline lender, issuing lender, lead arranger and book manager (“SVB” and together with the other lenders, the “Lenders”) dated April 18, 2013. The Credit Agreement Amendment provides for an increase to the maximum amount that the Company can spend to repurchase or redeem shares of the Company’s common stock held by its stockholders without consent of the Lenders.

The foregoing summary of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On August 6, 2013, the Company announced its financial results for the quarter ended June 30, 2013. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 2, 2013, Kevin J. Bligh notified the Company that he was resigning as Chief Accounting Officer and principal accounting officer of the Company, effective November 29, 2013. Mr. Bligh will remain employed by the Company as a special advisor to the Chief Financial Officer until on or about June 2, 2014 in order to assist the Company in an orderly transition.

Item 8.01	Other Events.

On August 6, 2013, the Company issued a press release to announce that its Board of Directors has authorized the repurchase of up to $30 million of the Company’s common stock during the twelve-month period ending August 6, 2014, unless earlier terminated by the Board of Directors. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	First Amendment to Credit Agreement among EnerNOC, Inc. and Silicon Valley Bank, dated as of August 2, 2013

99.1	Press release issued by the Company on August 6, 2013 entitled “EnerNOC Reports Results for Second Quarter of 2013”

99.2	Press release issued by the Company on August 6, 2013 entitled “EnerNOC Announces Common Stock Repurchase Program”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERNOC, INC.

Date: August 6, 2013	By:	/s/ Neil Moses
	Name:	Neil Moses
	Title:	Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Credit Agreement among EnerNOC, Inc. and Silicon Valley Bank, dated as of August 2, 2013

99.1	Press release issued by the Company on August 6, 2013 entitled “EnerNOC Reports Results for Second Quarter of 2013”

99.2	Press release issued by the Company on August 6, 2013 entitled “EnerNOC Announces Common Stock Repurchase Program”